UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

Commission File Number 001-34861

INTELLIGENT BUYING, INC.

(Exact name of small business issuer as specified in its charter)

California	20-0956471
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Park Avenue, 12th Floor, New York, NY 10022

(Address of principal executive offices)

646-202-2897

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 8.01	Other Events

Inability to timely file Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 due to circumstances related to COVID-19

On March 25, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued Release No 34-88465 (the “Order”) under Section 36 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), which superseded an order under Section 36 (Release No. 34-88318) of the Exchange Act, granting public companies with a 45-day extension to file certain disclosure reports that would otherwise have been due from March 1, 2020 through July 1, 2020. Among other conditions, companies must continue to convey through a current report a summary of why the relief is needed in their particular circumstances for each periodic report that is delayed. Companies that receive an extension on filing Exchange Act annual reports or quarterly reports pursuant to the Order will be considered to have a due date 45 days after the filing deadline for the report. As such, those companies will be permitted to rely on Rule 12b-25 if they are unable to file the required reports on or before the extended due date. The purpose of this Current Report on Form 8-K is to comply with these conditions under the Order.

Intelligent Buying, Inc. (the “Company”) originally filed a Form 8-K regarding the coronavirus’ impact on its business and its ability to timely file its Form 10-K Annual Report for the period ended December 31, 2019.

As previously announced in its Form 8-K filed on March 30, 2020, the preparation of the Company’s Annual Report including the preparation of financial statements and completion of the auditing process has been delayed. On March 20, 2020, New York Governor Andrew Cuomo issued a stay-at-home order (the “Stay-at-Home Order”) to protect the health and well-being of all New Yorkers and to establish consistency across the state in order to slow the spread of COVID-19. On May 14, 2020, Governor Cuomo extended the Stay-at-Home Order until June 13, 2020. New York is therefore under continued strict quarantine control and travel has been severely restricted, resulting in disruptions to work, communications, and access to files (due to limited access to facilities). As a result of the COVID-19 epidemic, management’s full efforts have been focused on operating its business, evaluating available funding and working with its vendors and employees. Further, the Company has been following the recommendations of local health authorities to minimize exposure risk for its team members for the past several weeks, including the temporary closures of its corporate offices and having team members work remotely. As such, the Company previously disclosed that its finance team would be unable to complete the preparation of the Company’s consolidated financial statements and the Form 10-K until after March 30, 2020. The Company was not able to file its Annual Report on or prior to May 14, 2020. Accordingly, on May 14, 2020, the Company filed a Form 12b-25 Notification of Late Filing providing that the Annual Report will be filed on or before the 15th calendar day following the prescribed due date.

For the same reasons, the Company will be unable to timely file its Form 10-Q Quarterly Report for the period ended March 31, 2020, which is due on May 15, 2020. The Company, in reliance upon the Order, expects that it will be able to file its Quarterly report within 45 days of the due date of the report.

Additional risk factor disclosure

Following is a risk factor relating to COVID-19.

Pandemics or disease outbreaks, such as the current novel coronavirus (COVID-19 virus) pandemic may disrupt our business, which could materially affect our operations and results of operations.

An outbreak of respiratory illness caused by COVID-19 emerged in Wuhan city, Hubei province, PRC, in late 2019 and has been expanding globally. COVID-19 is considered to be highly contagious and poses a serious public health threat.

On March 20, 2020, the New York Governor announced the lockdown of New York in an attempt to slow the spread of the virus, which he subsequently extended to June 13, 2020. Since imposing this lockdown, other measures have been imposed in other countries and major cities in the USA, including New York City, and throughout the world in an effort to contain the COVID-19 outbreak. The World Health Organization (the “WHO”) is closely monitoring and evaluating the situation. On March 11, 2020, the WHO declared the outbreak of COVID-19 a pandemic, expanding its assessment of the threat beyond the global health emergency it had announced in January. Any outbreak of such epidemic illness or other adverse public health developments in the USA or elsewhere in the world may materially and adversely affect the global economy, our markets and our business.

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In the first and second quarters of 2020, the COVID-19 outbreak has caused disruptions to our corporate operations, and to our development operations, which have resulted in delays on existing projects. A prolonged disruption or any further unforeseen delay in our operations or within any of our business activities could continue to result in, increased costs and reduced revenue. We could also be adversely affected if government authorities impose additional restrictions on public gatherings, human interactions, mandatory closures, seek voluntary closures, restrict hours of operations or impose curfews, restrict the import or export of products or if suppliers issue mass recalls of products..

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or the Company’s future financial performance. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of these terms or other comparable terminology. Such statements are subject to certain risks and uncertainties, including the matters set forth in this Form 8-K or other reports or documents the Company files with the Securities and Exchange Commission from time to time, which could cause actual results or outcomes to differ materially from those projected. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. The Company’s expectations are as of the date this Form 8-K is filed, and the Company does not intend to update any of the forward-looking statements after the date this Form 8-K is filed to conform these statements to actual results, unless required by law. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in the Company’s “Super 8-K” filing on Form 8-K as filed with the Securities and Exchange Commission on February 14, 2020, and in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTELLIGENT BUYING, INC.

		By:	/s/ George Furlan
		Name:	George Furlan
		Title:	Interim Chief Executive Officer

Date:	May 15, 2020
New York, New York

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